For period ending April 30, 2016

File number 811-8767
	UBS Money Series
						UBS
Liquid Assets Government Fund
					UBS Select
Government Institutional Fund
					UBS Select
Government Preferred Fund
					UBS Select
Government Capital Fund
					UBS Select
Government Investor Fund
					UBS RMA
Government Money Market Fund

Exhibit 77Q1

The registrant amended its Trust Instrument (1) to establish five new series, namely, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Capital Fund, UBS Select Government Investor Fund and UBS RMA Government Money Market Fund and (2) to change the name of UBS Liquid Assets Fund to UBS Liquid Assets Government
 Fund. (The registrant had amended its Trust Instrument to establish UBS Prime Reserves Fund, UBS Pime Preferred Fund and UBS Prime Investor Fund during its prior reporting period, and the relevant charter amendment for those three funds was filed as an exhibit to the registrant's prior filing on this form.)
Copies of the amendments to the Trust Instrument appear below.
Given that each of the new funds is a feeder fund in a master-feeder structure, the investment advisory contracts related to the management of the assets in such funds were established at the separate master fund level, not at the UBS Money Series level. Therefore, investment advisory contracts related to the eight new funds are not be filed as part of this filing as they appear as part of the filing for the related master funds.

Establishment of five new government funds as series of UBS Money Series:

AMENDMENT NO. 9 TO THE TRUST INSTRUMENT
UBS MONEY SERIES

Pursuant to Article IV, Section 1 and Article X, Section 8 of the Trust Instrument of UBS Money Series (the "Trust"), the Trust Instrument of the Trust, dated April 29, 1998, as amended on July 28, 1999, May 9, 2001,
April 8, 2002, March 15, 2004, August 28, 2007, October 6, 2008, May 20, 2015
and October 16, 2015, is hereby further amended as indicated below.

Schedule A is hereby amended to read as follows:

	Series of the Trust

	UBS Liquid Assets Fund
	UBS Select Prime Institutional Fund
	UBS Select Treasury Institutional Fund
	UBS Select Tax-Free Institutional Fund
	UBS Select Prime Preferred Fund
	UBS Select Treasury Preferred Fund
	UBS Select Tax-Free Preferred Fund
	UBS Select Prime Investor Fund
	UBS Select Treasury Investor Fund
	UBS Select Tax-Free Investor Fund
	UBS Select Prime Capital Fund
	UBS Select Treasury Capital Fund
	UBS Select Tax-Free Capital Fund
	UBS Prime Investor Fund
	UBS Prime Preferred Fund
	UBS Prime Reserves Fund
	UBS Select Government Institutional Fund
	UBS Select Government Preferred Fund
	UBS Select Government Investor Fund
	UBS Select Government Capital Fund
	UBS RMA Government Money Market Fund

CERTIFICATE

I, Keith A. Weller, Vice President and Assistant Secretary of UBS Money Series,
 hereby certify that: (i) this Amendment No. 9 to the Trust Instrument was authorized pursuant to resolutions duly adopted by the Trust's Board of Trustees at a meeting duly called and held on November 17-18, 2015, and
 (ii) this Amendment No. 9 to the Trust Instrument of UBS Money Series is made in accordance with the provisions of the Trust Instrument and will become effective upon the 30th day of December, 2015. This certificate is executed as of December 30, 2015.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date indicated above.

						By: /s/ Keith A.
Weller
						Vice President and
Assistant Secretary
						UBS Money Series

Subscribed and sworn before me this 30th day of December, 2015:

/s/ Barbara A. Valente
Notary


BARBARA A. VALENTE
Notary Public, State of New York
No. 01VA6327932
Qualified in New York County
Commission Expires July 20, 2019


Amendment reflecting the change in name of UBS Liquid Assets Fund to UBS Liquid Assets Government Fund:

AMENDMENT NO. 10 TO THE TRUST INSTRUMENT
UBS MONEY SERIES

Pursuant to Article IV, Section 1 and Article X, Section 8 of the
Trust Instrument of UBS Money Series (the "Trust"), the Trust
Instrument of the Trust, dated April 29, 1998, as amended on July 28, 1999, May 9, 2001, April 8, 2002, March 15, 2004, August 28,
2007, October 6, 2008, May 20, 2015, October 16, 2015 and December 30, 2015,
is hereby further amended as indicated below.

Schedule A is hereby amended to read as follows:

	Series of the Trust

	UBS Liquid Assets Government Fund
	UBS Select Prime Institutional Fund
	UBS Select Treasury Institutional Fund
	UBS Select Tax-Free Institutional Fund
	UBS Select Prime Preferred Fund
	UBS Select Treasury Preferred Fund
	UBS Select Tax-Free Preferred Fund
	UBS Select Prime Investor Fund
	UBS Select Treasury Investor Fund
	UBS Select Tax-Free Investor Fund
	UBS Select Prime Capital Fund
	UBS Select Treasury Capital Fund
	UBS Select Tax-Free Capital Fund
	UBS Prime Investor Fund
	UBS Prime Preferred Fund
	UBS Prime Reserves Fund
	UBS Select Government Institutional Fund
	UBS Select Government Preferred Fund
	UBS Select Government Investor Fund
	UBS Select Government Capital Fund
	UBS RMA Government Money Market Fund

Note Regarding Name Change for a Certain Series:
The names of the Series of the Trust referenced above reflect the renaming of UBS Liquid Assets Fund effective as of April 15, 2016. The Series that has been known as UBS Liquid Assets Fund is renamed UBS Liquid Assets Government
 Fund effective as of April 15, 2016.

CERTIFICATE

I, Keith A. Weller, Vice President and Assistant Secretary of UBS Money Series, Hereby certify that: (i) this Amendment No. 10 to the Trust Instrument was authorized pursuant to resolutions duly adopted by the Trust's Board of Trustees at a meeting duly called and held on January 26, 2016, and (ii) this
 Amendment No. 10 to the Trust Instrument of UBS Money Series is made in accordance with the provisions of the Trust Instrument and will become effective upon the 15th day of April, 2016. This certificate is executed as of April 11, 2016.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date indicated above.


						By: /s/ Keith A.
Weller
						Keith A. Weller
						Vice President and
Assistant Secretary
						UBS Money Series

Subscribed and sworn before me this 11th  day of April, 2016:

/s/ Barbara A. Valente
Notary

BARBARA A. VALENTE
Notary Public, State of New York
No. 01VA6327932
Qualified in New York County
Commission Expires July 20, 2019







UBS MONEY SERIES - ANNUAL